Exhibit 1.3







                            COX COMMUNICATIONS, INC.
                            (a Delaware Corporation)


                                  COX TRUST II
                           (a Delaware Business Trust)


                            13,000,000 FELINE PRIDES
                                  consisting of
                            11,700,000 Income PRIDES
                                       and
                             1,300,000 Growth PRIDES


                         1,300,000 7% CAPITAL SECURITIES









                             UNDERWRITING AGREEMENT

                              Dated: August 9, 1999

                            COX COMMUNICATIONS, INC.
                            (A DELAWARE CORPORATION)

                                  COX TRUST II
                           (A DELAWARE BUSINESS TRUST)

     13,000,000 FELINE PRIDES (SM) (Stated Amount of $50 per FELINE PRIDES),

                                  consisting of

                          11,700,000 Income PRIDES (SM)
                               each consisting of
                 a Purchase Contract of Cox Communications, Inc.
        requiring the purchase on August 16, 2002 (or earlier) of Shares of Class A Common Stock of
                            Cox Communications, Inc.
                                       and
                              a 7% Capital Security
                    of Cox Trust II (Liquidation Amount $50)

                                       and

                          1,300,000 Growth PRIDES (SM)
                               each consisting of
    a Purchase Contract of Cox Communications, Inc. requiring the purchase on
        August 16, 2002 (or earlier) of Shares of Class A Common Stock of
                            Cox Communications, Inc.
                                       and
           a 1/20 undivided beneficial interest in a Zero-Coupon U.S.
        Treasury Security having a principal amount at maturity equal to
                     $1,000 and maturing on August 15, 2002





                         1,300,000 7% Capital Securities
          of Cox Trust II (Liquidation Amount $50 per Capital Security)

                             UNDERWRITING AGREEMENT



                                                                August 9, 1999


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
J.P. Morgan Securities Inc.
c/o Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     Cox Communications, Inc., a Delaware corporation (the "Company"), and Cox Trust II (the "Trust" and, together with the Company, the "Offerors"), a Delaware statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. (Sections 3801 et seq.)), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the issue and sale by the Offerors and the purchase by the Underwriters, acting severally and not jointly, of (A) 13,000,000 FELINE PRIDES (SM), of which (I) 11,700,000 will initially consist of a unit (referred to as "Income PRIDES(SM)") with a Stated Amount of $50 comprised of (a) a stock purchase contract (the "Purchase Contract") under which (i) the holder will purchase from the Company on August 16, 2002, a number of shares (the "Shares") of Class A common stock, $1.00 par value per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement (as defined below) and (ii) the Company will pay to the holder contract adjustment payments, if any, and (b) beneficial ownership of a 7% Capital Security of the Trust, having a liquidation amount of $50 (each, an "Income PRIDES Capital Security"), and (II) 1,300,000 will initially consist of a unit (referred to as "Growth PRIDES(SM)") with a Stated Amount of $50 comprised of (a) a Purchase Contract and (b) a 1/20 undivided beneficial interest in a zero-coupon U.S. Treasury Security (CUSIP No. 912820 BE 6) (each, a "Treasury Security") maturing on August 15, 2002 and (B) 1,300,000 7% Capital Securities of the Trust, having a liquidation amount of $50 (the "Separate Capital Securities" and, together with the Income PRIDES Capital Securities, the "Capital Securities"; such Income PRIDES, Growth PRIDES and Separate Capital Securities being referred to herein collectively as the "Initial Securities") and with respect to the grant by the Offerors to the Underwriters, acting severally and not jointly, of an option to purchase up to an additional 1,950,000 FELINE

PRIDES, in any combination of Income PRIDES (the "Option Income PRIDES") and Growth PRIDES (the "Option Growth PRIDES"), and an additional number of Separate Capital Securities (the "Option Capital Securities" and, together with the Option Income PRIDES and the Option Growth PRIDES, the "Option Securities"; the Option Securities together with the Initial Securities being referred to herein as the "Securities")equal to the number of Option Growth PRIDES so purchased as described in Section 2(b) hereof. In accordance with the terms of the Purchase Contract Agreement, to be dated as of August 12, 1999, between the Company and The First National Bank of Chicago, as purchase contract agent (the "Purchase Contract Agent"), the Income PRIDES Capital Securities and the Treasury Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of Securities that are Income PRIDES and Growth PRIDES, respectively, to The Bank of New York, as collateral agent, pursuant to the Pledge Agreement, to be dated as of August 12, 1999 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure such holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of (i) a holder of Income PRIDES in respect of Capital Securities, subject to the pledge thereof, and Purchase Contracts, (ii) a holder of Growth PRIDES in respect of beneficial interest in the Treasury Securities, subject to the pledge thereof, and Purchase Contracts and (iii) a holder of Separate Capital Securities will be evidenced by Security Certificates (the "Security Certificates").

         The Company will guarantee the Capital Securities with respect to distributions and payments upon liquidation, redemption or otherwise to the extent described in the Prospectus (as defined below) (the "Capital Securities Guarantee"). All, or substantially all, of the proceeds from the sale of the Capital Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Capital Securities, the "Trust Securities") that will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption or otherwise to the extent set forth in the Prospectus
(the "Common Securities Guarantee" and, together with the Capital Securities Guarantee, the "Guarantees") and will be used by the Trust to purchase the 7% Senior Debentures Due 2004 (the "Debentures") of the Company.

         The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of Closing Time (as defined below) (the "Declaration"), among the Company, as sponsor, James O. Robbins, Jimmy W. Hayes and Dallas S. Clement, as administrative trustees (the "Administrative Trustees"), The Bank of New York, as property trustee (the "Property Trustee"), and The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee and the Administrative Trustees, the "Trustees"). The Capital Securities Guarantee will be issued pursuant to the Capital Securities Guarantee Agreement, to be dated as of the Closing Time (the "Capital Securities Guarantee Agreement"), between the Company and The Bank of New York, as guarantee trustee (the "Guarantee Trustee"), and the Common Securities Guarantee will be issued pursuant to the Common Securities Guarantee Agreement, to be dated as of Closing Time (the "Common Securities Guarantee Agreement" and, together with the Capital Securities Guarantee Agreement, the "Guarantee Agreements"), of the Company. The Debentures will be issued pursuant to the Indenture, dated as of June 27, 1995 (the "Base Indenture"), between the Company and The Bank of New York, as Trustee (the "Debt Trustee"), as supplemented by the First Supplemental Indenture, to be dated as of August 12, 1999 (the

Base  Indenture,   as  supplemented  and  amended,  being  referred  to  as  the
"Indenture"). Capitalized terms used herein without definition shall be used as defined in the Prospectus.

         It is understood that, concurrent with the initial issuance of the Securities, the Company will be offering and selling shares of its Common Stock and debt securities ("Debt Securities") in separate offerings pursuant to underwriting agreements to be entered into among the Company, Merrill Lynch and the other underwriters named therein (the "Concurrent Offerings"). The obligations of the Offerors and the Underwriters contained in this Agreement are not conditioned upon the consummation of either Concurrent Offering.

         Pursuant to a remarketing agreement (the "Remarketing Agreement") to be dated as of August 12, 1999, among the Company, the Trust, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by the Company, certain Capital Securities may be remarketed, subject to certain terms and conditions.

         Prior to the purchase and public offering of the Securities by the several Underwriters, the Offerors and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written communication between the Offerors and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-82575, 333-82575-01 and 333-82575-02) and pre-effective amendments nos. 1, 2 and 3 thereto for the registration of certain securities, including the Securities and the Purchase Contracts and Capital Securities included in, and shares of Common Stock underlying, the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the Company has filed such pre-and post-effective amendments thereto as may be required prior to the execution of the Pricing
Agreement. Such registration statement (as so amended) has been declared effective by the Commission and each of the Declaration, the Indenture and the Capital Securities Guarantee Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as so amended), in the form in which it became effective, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Securities, in the form first furnished to the Underwriters by the Offerors for use in connection with the offering of the Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the time the execution and delivery of the Pricing Agreement; and provided, further, that if the Offerors file a registration statement with the

Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness but prior to the execution and delivery of the Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         The Indenture, the First Supplemental Indenture, the Declaration, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Guarantee Agreements, the Debentures, the Pricing Agreement and this Agreement are referred to collectively as the "Operative Agreements."

         The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after the Pricing Agreement has been executed and delivered.

SECTION 1.        Representations and Warranties.

     (a) Representations and Warranties. The Offerors represent and warrant to and agree with each Underwriter as of the date hereof, as of the date of the Pricing Agreement and as of the Closing Time, and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date") as follows:

          (i) Compliance with Registration Requirements. The Company and the Trust meet the requirements for the use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b)
     Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Trust, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each of the Declaration, the Capital Securities Guarantee and the Indenture has been duly qualified under the 1939 Act.

         At the respective times the Registration Statement (including and Rule 462(b) Registration Statement) and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement (including any such Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information furnished to the Offerors in writing by the Underwriters expressly for use in the Registration Statement (or such amendment thereto) or Prospectus (or such amendment or supplement thereto).

         Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued, at the Closing Time and at each Date of Delivery, if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules of the Company and its subsidiaries, of Cox Communications PCS, L.P. ("PCS") and its subsidiaries and of TCA Cable TV, Inc. ("TCA") and its subsidiaries, included in the Registration Statement and the Prospectus are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

          (iv) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The financial statements of PCS included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of PCS and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of PCS and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The financial statements of TCA included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of TCA and its consolidated subsidiaries at the date indicated and the statement of operations, stockholders' equity and cash flows of TCA and its subsidiaries for the period specified; said financial statements have been prepared in conformity with GAAP. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Company and its subsidiaries included in the Registration Statement. The pro forma financial statements of the Company and its consolidated subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, in each case whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Trust or the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Trust or to the Company and its subsidiaries considered as one enterprise, and
     (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Agreements to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the capital stock of each such Subsidiary owned by the Company, directly or through subsidiaries, has been duly authorized and validly issued, is fully paid and non-assessable and is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The only subsidiaries of the Company are (A) the subsidiaries listed on Schedule B hereto and (B) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

          (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Cox Historical" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix) Good Standing of the Trust. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Prospectus, to issue the Capital Securities and the Common Securities and to enter into and perform its obligations under each of the Operative Agreements to which it is a party. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus. The Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

          (x) Authorization of the Purchase Contract Agreement. The Purchase Contract Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, the Purchase Contract Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity). (xi) Authorization of the Pledge Agreement. The Pledge Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, the Pledge Agreement will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (xii) Authorization of Common Securities. As of the Closing Time, the Common Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and fully paid and non-assessable undivided common beneficial interests in the assets of the Trust. The issuance of the Common Securities will not be subject to preemptive or other similar rights. As of the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (xiii) Authorization of the FELINE PRIDES. The FELINE PRIDES have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable. The issuance of the FELINE PRIDES is not subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the FELINE PRIDES have been validly taken.

          (xiv) Authorization of Capital Securities. The Capital Securities have been duly authorized for issuance by the Trust and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided preferred beneficial interests in the assets of the Trust. The issuance of the Capital Securities will not be subject to preemptive or other similar rights. The Capital Securities will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Declaration.

          (xv) Authorization of the Shares. The Shares have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be validly issued and fully paid and non-assessable. The issuance of the Shares will not be subject to preemptive or other similar rights. All corporate action required to be taken for the authorization, issuance and delivery of the Shares has been validly taken.

          (xvi) Authorization of Declaration. The Declaration has been duly authorized by the Company and, at the Closing Time, will have been executed and delivered by the Company and the Trustees and, assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (xvii) Authorization of Guarantee Agreements. Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company and in the case of the Capital Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreements will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (xviii) Authorization of the Administrative Trustees. Each of the Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

          (xix) Authorization of this Agreement, the Pricing Agreement and the Remarketing Agreement. This Agreement, the Pricing Agreement and the Remarketing Agreement have been duly authorized, executed and delivered by each of the Company and the Trust.

          (xx) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

          (xxi)  Authorization  of  Debentures.  The  Debentures  have been duly authorized by the Company for issuance and sale to the Trust as contemplated by the Prospectus. The Debentures, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the stated consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity). The Debentures will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

          (xxii) Descriptions of the Securities and the Operative Agreements. The Securities and the Operative Agreements, as of each Representation Date, conform and will conform, as applicable, in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (xxiii) Absence of Defaults and Conflicts. None of the Trust, the Company or any of the Company's subsidiaries is in violation of its charter or bylaws or other constitutive documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust, the Company or any of the Company's subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust, the Company or any subsidiary of the Company is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect. The entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer of the Securities as contemplated herein and in the Prospectus, the assurance of the Shares and the sale of the Shares pursuant to the Purchase Contracts, the execution, delivery and performance by the Company and the Trust of each of the Operative Agreements to which it is a party and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Trust, as applicable, in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including, the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Offerors with their obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any subsidiary of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Declaration or certificate of trust of the Trust or the charter or bylaws or other constitutive documents of the Company or any subsidiary of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any subsidiary of the Company or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, subsidiary of the Company or the Trust.

          (xxiv) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

          (xxv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Trust, the Company or any subsidiary of the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, individually or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Operative Documents, the performance by the Company or the Trust of their obligations under any of the Operative Agreements; the aggregate of all pending legal or governmental proceedings to which the Trust, the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xxvi) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

          (xxvii) Possession of Intellectual Property. Except as disclosed in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, other than those the absence of which would not have a Material Adverse Effect and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xxviii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the entry into the Purchase Contracts underlying the Income PRIDES or the Growth PRIDES or in connection with the issuance and sale of the Common Securities, the offering of the Securities and the issuance and sale of the Shares by the Company pursuant to such Purchase Contracts, for the due authorization, execution and delivery by the Trust or the Company of the Operative Agreements or for the performance by the Trust or the Company of its obligations under any of the Operative

     Agreements to which it is a party, except such as has been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws, the laws of a foreign jurisdiction or the by-laws and rules of the NASD.

          (xxix) Possession of Licenses and Permits. The Company and its subsidiaries own or possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them other than those the absence of which would not have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such
     Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxx) Title to Property. The Company and its subsidiaries have good and marketable title to all material real properties owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxxi) Investment Company Act. Neither the Company nor the Trust is, and upon the issuance and sale (as applicable) of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus neither the Company nor the Trust will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxxii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (b) Officer's Certificates. Any certificate signed by any officer of the Company or any Trustee of the Trust and delivered to the Underwriters or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or the Trust, as applicable, to the Underwriters as to the matters covered thereby.

SECTION 2.        Sale and Delivery to Underwriter; Closing.

     (a) Initial Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Offerors agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Offerors, at the price per security set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

         The purchase prices per Security to be paid by the several Underwriters shall be an amount equal to the respective initial public offering prices per Security, less an amount per such Security to be determined by agreement between the Underwriters and the Offerors. The initial public offering prices per Security shall be a fixed price for Income PRIDES, Growth PRIDES and Separate Capital Securities, respectively, to be determined by agreement between the Underwriters and the Offerors. The initial public offering prices and the purchase prices, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriters.

     (b) Option Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Offerors hereby grant an option to the Underwriters, severally and not jointly, to purchase at their election up to an additional 1,950,000 FELINE PRIDES, in any combination of Option Income PRIDES and Option Growth PRIDES, and an additional number of Option Capital Securities equal to the number of Option Growth PRIDES so purchased, in each case at the respective prices per

Security set forth in the Pricing Agreement; provided, however, that the Underwriters must purchase a number of Option Capital Securities equal to the number of any Option Growth PRIDES that the Underwriters purchase. The option will expire automatically at the close of business on the 30th calendar day after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Offerors setting forth the aggregate number of additional Option Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Securities. Any such time and date of payment and delivery (a "Date of Delivery") shall be determined by the Underwriters and the Offerors, but shall not be later than seven full business days after the exercise of said options, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Underwriters and the Offerors. If the option is exercised as to all or any portion of the Option Income PRIDES, the Option Growth PRIDES or the Option Capital Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities each such Underwriter has severally agreed to purchase bears to the total number of Initial Securities, subject to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities.

     (c) Pledge of Securities. The Income PRIDES Capital Securities and the Treasury Securities will be pledged with the Collateral Agent to secure the obligations of holders of the Income PRIDES and Growth PRIDES, as applicable, to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Income PRIDES Capital Securities at the Closing Time and appropriate Date of Delivery, if any, in accordance with the Pledge Agreement.

     (d) Delivery and Payment. Delivery of certificates for the Initial Securities shall be made at the offices of Merrill Lynch in New York, New York, against the delivery to the Collateral Agent of the Income PRIDES Capital Securities and the Treasury Securities by such Underwriters or on their behalf, and payment of the purchase price for the Initial Securities shall be made at the offices of Brown & Wood LLP, or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 9:00 A.M. (Eastern time) on the third business day after the date on which the Pricing Agreement is executed (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that the Underwriters have exercised their option to purchase any or all of the Option Securities, payment of the purchase price for, and delivery of such Option Securities, shall be made at the above-mentioned offices of Brown & Wood LLP, or at such other place as shall be agreed upon by the Underwriters and the Offerors, on the relevant Date of Delivery as specified in the notice from the Underwriters to the Offerors.

         Payment for the Securities shall be made by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. Delivery of, and payment for, the Securities shall be made through the facilities of The Depository Trust Company.

     (e) Denominations; Registration. The certificates for the Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days prior to the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Securities will be made available for examination and, if applicable, packaging by the Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Offerors. The Offerors covenant with the Underwriters as follows:

     (a) Compliance with the Securities Regulations and Commission Requests. The Offerors will comply with the requirements of Rule 430A of the 1933 Act and, subject to Section 3(b), will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities or the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Offerors will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Offerors will use their reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to promptly obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Offerors will give the Underwriters notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall reasonably object in writing within three business days of receipt.

     (c) Delivery of Registration Statements. The Offerors have furnished or will deliver to Merrill Lynch and counsel for the Underwriters without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Merrill Lynch will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Offerors have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to each Underwriter will be identical in all material respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Registration Statement and the Prospectus. If at any time when a prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of any such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Offerors will use their reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect for so long as may be required in connection with the distribution of the Securities and the Shares; provided, however, that neither

Offeror shall be obligated to file any general consent to service of process or to qualify as a foreign trust or corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities and the Shares.

     (g) Rule 158. The Trust (to the extent applicable) and the Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to their securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Offerors will use the net proceeds from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (i) Listing. The Offerors will use their best efforts to have the Securities and the Shares approved for listing, subject only to official notice of issuance, on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act.

     (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any Securities, Purchase Contracts, Capital Securities, Common Stock or any security of the Trust or the Company similar to the Securities, Purchase Contracts, Capital Securities or Common Stock or any security convertible into or exercisable or exchangeable for or repayable with Securities, Purchase Contracts, Capital Securities, Common Stock or any equity securities substantially similar to the Securities, Purchase Contracts, Capital Securities or Common Stock; or (B) directly or indirectly, enter into any swap or any other agreement or any transaction that transfers, in whole or in part, the economic equivalent of ownership of the Securities, Purchase Contracts, Capital Securities or Common Stock, any security convertible into or exercisable or exchangeable for or repayable with the Securities, Purchase Contracts, Capital Securities, Common Stock or equity securities substantially similar to the Securities, Purchase Contracts, Capital Securities or Common Stock whether any such swap or transaction is to be settled by delivery of Securities, Purchase Contracts, Capital Securities, Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not affect the ability of the Offerors to take any such action (i) in connection with any employee benefit, dividend reinvestment and stock option or stock purchase plans of the Company or its subsidiaries; (ii) in connection with the offering of the Securities, including the Capital Securities, issued pursuant to this Agreement; (iii) in connection with any securities issued pursuant to or sold in connection with any securities of the Company or its subsidiaries, outstanding as of the date hereof, that are convertible into or exercisable or exchangeable for or repayable with any securities of the Company and its subsidiaries; (iv) in connection with the Growth PRIDES or Income PRIDES to be created or recreated upon substitution of Pledged Securities, or shares of Common Stock issuable upon early settlement of the Income PRIDES or

Growth PRIDES; (v) upon exercise of stock options or (vi) in connection with the issuance of Debt Securities and Common Stock pursuant to the Concurrent Offerings.

     (k) Reporting Requirements. The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (l) Reserve of Common Stock. The Company will reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy any obligations to issue Shares upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Shares.
SECTION 4.        Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of the obligations of the Offerors under this Agreement, the Pricing Agreement, the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters, the other Operative Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors or agents (including transfer agents and registrars) to the Offerors, as well as the fees and disbursements of the Trustees, the Guarantee Trustee, the Debt Trustee, the Purchase Contract Agent, the Collateral Agent and any Depositary, and their respective counsel, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and the Prospectus and any amendments or supplements thereto, (vi) the fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (vii) the fees and expenses incurred with respect to the listing of the Securities and the Shares on the New York Stock Exchange,
(viii) the qualification of the Securities and the Shares under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (ix) the cost of making the Securities eligible for clearance and settlement through the facilities of The Depository Trust Company, and (x) any fees payable or expenses incurred pursuant to any Uniform Commercial Code related filings.

     (b) Termination of Agreement. If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors contained in Section 1 hereof or in certificates of any trustees of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective and at Closing Time, and any Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b) Opinions of Counsel to the Company and the Trust. At Closing Time, the Underwriters shall have received the favorable opinions, dated as of Closing Time, of (i) Dow, Lohnes & Albertson, PLLC, counsel for the Company and (ii) Richards, Layton & Finger LLP, counsel for the Trust, each in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibits B and C hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Special Tax Counsel for the Company and the Trust. At Closing Time, the Company, the Trust and Underwriters shall have received the favorable opinion, dated as of Closing Time, of Dow, Lohnes & Albertson, PLLC, special tax counsel to the Company and the Trust, that (i) the Debentures will be classified for United States federal income tax purposes as indebtedness of the Company, (ii) the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation and (iii) the discussion set forth in the Prospectus under the heading "Certain United States Federal Income Tax Consequences" constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Income PRIDES Growth PRIDES, Separate Capital Securities and Shares under current law. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and other documents deemed necessary for such opinion.

     (d) Opinion of Counsel for Property Trustee and Delaware Trustee. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Emmet, Marvin & Martin, LLP, counsel to The Bank of New York (Delaware), as Delaware Trustee, and to The Bank of New York, as Property Trustee and Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

     (i) The Bank of New York is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York with all necessary corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration and the Capital Securities Guarantee Agreement;

     (ii) The Bank of New York (Delaware) is a Delaware corporation, duly organized, validly existing and in good standing, with full corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (iii) The execution, delivery and performance by The Bank of New York, in its capacity as Property Trustee, of the Declaration, and the execution, delivery and performance by The Bank of New York, in its capacity as Guarantee Trustee, of the Capital Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of The Bank of New York. The Declaration and the Capital Securities Guarantee Agreement have been duly executed and delivered by The Bank of New York, in its capacity as Property Trustee, in the case of the Declaration, and by The Bank of New York, in its capacity as Guarantee Trustee, in the case of the Capital Securities Guarantee Agreement, and the Declaration and the Capital Securities Guarantee Agreement constitute the legal, valid and binding obligations of The Bank of New York, enforceable against The Bank of New York in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity);

     (iv) The execution, delivery and performance by the Bank of New York, in its capacity as Property Trustee, of the Declaration, and the execution, delivery and performance by The Bank of New York, in its capacity as Guarantee Trustee, of the Capital Securities Guarantee Agreement, do not conflict with, or constitute a breach of, The Bank of New York's charter or bylaws; and

     (v) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by The Bank of New York, in its capacity as Property Trustee, of the Declaration, or by The Bank of New York, in its capacity as Guarantee Trustee, of the Capital Securities Guarantee Agreement.

     (e) Opinion of Counsel for Purchase Contract Agent. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of the legal department of The First National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) The First National Bank of Chicago is duly incorporated and is validly existing as a national banking association with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement;

          (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the
     Remarketing   Agreement,
     and the authentication and delivery of the Securities have been duly authorized by all necessary action on the part of the Purchase Contract Agent. The Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity);

          (iii) The execution, delivery and performance of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent; and

          (iv) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement.

     (f) Opinion of Counsel for Underwriters. At Closing Time, the Underwriters shall have received the favorable opinion, dated as of Closing Time, of Brown & Wood LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, with respect to the issuance and sale of the Securities and other related matters as the Underwriters may reasonably require. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, of Trustees of the Trust and of public officials.

     (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, in each case whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of an Administrative Trustee of the Trust, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company or the Trust, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (h) Accountant's Comfort Letters. At the time of the execution of this Agreement, the Underwriters shall have received letters from Deloitte & Touche LLP, in relation to the

Company, and KPMG LLP, in relation to TCA, each dated such date, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (i) Bring-down Comfort Letters. At Closing Time, the Underwriters shall have received from Deloitte & Touche LLP and KPMG LLP letters, each dated as of Closing Time, to the effect that they reaffirm the statements made in the letters furnished by them pursuant to Section (g) of this Section 5, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

     (j) Maintenance of Rating. At the Closing Time and at any relevant Date of Delivery, the Securities shall be rated in one of the four highest rating categories for preferred stock ("Investment Grade") by Standard & Poor's Rating Service and by Moody's Investors Service, Inc., and the Company shall have delivered to the Underwriters a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Underwriters, confirming that the Securities have such ratings. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other securities by any such rating organization or any other "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other securities.

     (k) Approval of Listing. At Closing Time, the Income PRIDES, the Growth PRIDES and the Shares shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

          (i) Officers' and Trustee's Certificates. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and a certificate of an Administrative Trustee of the Trust confirming that the certificate delivered at Closing Time pursuant to Section 5(g) hereof is true and correct as of such Date of Delivery.

          (ii) Opinions of Counsel to the Company and the Trust. The favorable opinion of (i) Dow, Lohnes & Albertson, PLLC, counsel for the Company, and
     (ii) Richards, Layton & Finger LLP, counsel for the Trust, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Section 5(b) hereof.

          (iii) Opinion of Special Tax Counsel to the Trust. The favorable opinion of Dow, Lohnes & Albertson, PLLC, special tax counsel to the Company and the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (iv) The favorable opinion of Emmet, Marvin & Martin, LLP, counsel to the Bank of New York (Delaware), as Delaware Trustee, and to the Bank of New York, as Property Trustee and Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (v) The favorable opinion of the legal department of The First National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(e) hereof.

          (vi) Opinion of Counsel for the Underwriters. The favorable opinion of Brown & Wood LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(f) hereof.

          (vii) Bring-down Comfort Letters. Letters from Deloitte & Touche LLP and KPMG LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the Underwriters pursuant to Section 5(i) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale (as applicable) of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Offerors in connection with the issuance and sale (as applicable) of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     (n)  Termination  of this  Agreement.  If any  condition  specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase the Option Securities on such Date of Delivery) may be terminated by the Underwriters by notice to the Offerors at any time at or prior to the Closing Time (or such Date of Delivery, as applicable), and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.        Indemnification.

     (a) Indemnification of the Underwriters by the Offerors. The Offerors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information deemed to be part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under
(i) above, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by the Underwriters expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information deemed to be part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and provided, further, that as to any preliminary prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in said amended or supplemented Prospectus and the delivery thereof was required by law and would have constituted a complete defense to the claim of that person, unless such failure resulted from non-compliance by the Company with Section 3(a) or (b). For purposes of the second provision to the immediately preceding sentence, the term

Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a preliminary prospectus or supplement thereto or the Prospectus to any person.

     (b) Indemnification of the Company, Directors and Officers and the Trust and Trustees. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust, each of the Trustees who signed the Registration Statement and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information deemed to be part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.        Contribution.

         If the indemnification provided for in Sections 6(a) and 6(b) is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company and the Underwriters shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total underwriting discount or commission received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Securities as set forth on such cover.

         The relative fault of the Offerors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Notwithstanding the provisions of this Section 7, no Underwriters shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Trustee of the Trust who signed the Registration Statement and each person, if any, who controls the Company or the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their names on Schedule A hereto, and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of Trustees of the Trust or officers of the Company submitted pursuant to this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Trust or the Company, and shall survive delivery of the Securities to the Underwriters pursuant to this Agreement.

SECTION 9.        Termination of Agreement.

     (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Offerors, at any time at or prior to Closing Time, (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, in each case whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Income PRIDES, the Growth PRIDES or the Separate Capital Securities or to enforce contracts for the sale of the Income PRIDES, the Growth PRIDES or the Separate Capital Securities, or (iii) if trading in any securities of the Trust or the Common Stock or any other security of the Company has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Delaware authorities.

     (b) Liabilities. If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or the relevant Date of Delivery, as the case may be, to purchase the Securities that it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the total number of the Income PRIDES, Growth PRIDES or Separate Capital Securities to be purchased on such date pursuant to this Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the total number of the Income PRIDES, Growth PRIDES or Separate Capital Securities to be purchased on such date pursuant to this Agreement, this Agreement (or, with respect to the Underwriters' exercise of the over-allotment option for the purchase of Option Securities on a Date of Delivery after the Closing Time, the obligations of the Underwriters to purchase, and the Company to sell, such Option Securities on such Date of Delivery) shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in (i) a termination of this Agreement, or (ii) in the case of a Date of Delivery after the Closing Time, a termination of the obligations of the Underwriters and the Company with respect to the related Option Securities, as the case may be, either Merrill Lynch or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Merrill Lynch at World Financial Center, North Tower, New York, New York 10281-1328, attention of Daniel Richards, Managing Director; notices to the Company shall be directed to it at 1400 Lake Hearn Drive, Atlanta, Georgia 30319, Attention of Andrew A. Merdek.

SECTION 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon each of the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers, directors and Trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers, directors and Trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN SUCH STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Trust in accordance with its terms.

                                   Very truly yours,

                                   COX COMMUNICATIONS, INC.
                                   By:       /s/ Dallas S. Clement
                                   Name:     Dallas S. Clement
                                   Title:    Vice President and Treasurer


                                   COX TRUST II

                                   By:       /s/ Dallas S. Clement
                                   Name:     Dallas S. Clement
                                   Title:    Administrative Trustee


CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                        INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                            INCORPORATED


By:  /s/ Tristam Collins
     Authorized  Signatory

                                   SCHEDULE A

                                                          Number of Income      Number of Growth     Number of Capital
Name of Underwriter                                          PRIDES                PRIDES             Securities
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.........................             6,435,000               715,000               715,000
-----------------------------------------------------
Morgan Stanley & Co. Incorporated................             4,095,000               455,000               455,000
-----------------------------------------------------
Banc of America Securities LLC...................               585,000                65,000                65,000
-----------------------------------------------------
J.P. Morgan Securities Inc.......................               585,000                65,000                65,000
-----------------------------------------------------
TOTAL............................................            11,700,000             1,300,000             1,300,000
=====================================================

                                   SCHEDULE B

                              List of Subsidiaries


                  Cox Communications Hampton Roads, Inc.
                  Cox Communications Las Vegas, Inc.
                  Cox Classic Cable, Inc.
                  Cox Trust I
                  Cox Trust II
                  CoxCom, Inc.

                                    EXHIBIT A








                            COX COMMUNICATIONS, INC.
                            (a Delaware Corporation)


                                  COX TRUST II
                           (a Delaware Business Trust)


                            13,000,000 FELINE PRIDES
                                  consisting of
                            11,700,000 Income PRIDES
                                       and
                             1,300,000 Growth PRIDES


                         1,300,000 7% CAPITAL SECURITIES








                                PRICING AGREEMENT

                              Dated: August 9, 1999

                            COX COMMUNICATIONS, INC.
                            (A DELAWARE CORPORATION)

                                  COX TRUST II
                           (A DELAWARE BUSINESS TRUST)

     13,000,000 FELINE PRIDES(SM) (Stated Amount of $50 per FELINE PRIDES),

                                  consisting of

                          11,700,000 Income PRIDES (SM)
                               each consisting of
                 a Purchase Contract of Cox Communications, Inc.
        requiring the purchase on August 16, 2002 (or earlier) of Shares of Class A Common Stock of
                            Cox Communications, Inc.
                                       and
                              a 7% Capital Security
                    of Cox Trust II (Liquidation Amount $50)

                                       and

                          1,300,000 Growth PRIDES (SM)
                               each consisting of
    a Purchase Contract of Cox Communications, Inc. requiring the purchase on
        August 16, 2002 (or earlier) of Shares of Class A Common Stock of
                            Cox Communications, Inc.
                                       and
           a 1/20 undivided beneficial interest in a Zero-Coupon U.S.
        Treasury Security having a principal amount at maturity equal to
                     $1,000 and maturing on August 15, 2002





                         1,300,000 7% Capital Securities
          of Cox Trust II (Liquidation Amount $50 per Capital Security)

                                PRICING AGREEMENT

                                                               August 9, 1999


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
c/o Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
World Financial Center
North Tower
New York, New York 10281

 Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated August 9, 1999 (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto of the above Income PRIDES (the "Income PRIDES"), Growth PRIDES (the "Growth PRIDES") and Capital Securities (the "Separate Capital Securities" and, together with the Income PRIDES and Growth PRIDES, the "Securities") of Cox Communications, Inc. (the "Company") and Cox Trust II (the "Trust"). The Securities are being issued and sold by the Company and the Trust to the Underwriters on the terms and conditions set forth in the Underwriting Agreement and as set forth in the Prospectus (as defined in the Underwriting Agreement).

         Pursuant to Section 2 of the Underwriting Agreement, the Company and the Trust agree with each Underwriter as follows:

1. The initial public offering price per security for the Securities, determined as provided in said Section 2, shall be (a) in the case of each Income PRIDES, $50, (b) in the case of each Growth PRIDES, $43.1140 and (c) in the case of each Separate Capital Security, $48.844.

2. The respective purchase prices per security for the Securities to be paid by the several Underwriters shall be equal to the initial public offering prices set forth in paragraph 1 above. The Company shall pay a commission to the Underwriters equal, in the case of the Initial Securities, $19,500,000 dollars and, with respect to the Option
         Securities, $1.50 per security in the case of Option Income PRIDES, $1.25 per security in the case of Option Growth PRIDES and $.25 per security in the case of Option Capital Securities.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company and the Trust in accordance with its terms.

                                      Very truly yours,

                                      COX COMMUNICATIONS, INC.

                                      By:
                                      Name:     Dallas S. Clement
                                      Title:    Treasurer


                                      COX TRUST II

                                      By:
                                      Name:     Dallas S. Clement
                                      Title:    Adminstrative Trustee


CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.


 By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

 By:
         Authorized Signatory

                                                                      Exhibit B

                FORM OF OPINION OF COX'S COUNSEL TO BE DELIVERED
                                PURSUANT TO 5(b)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Operative Agreements to which it is a party and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Cox Historical" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any securityholder of the Company.

     (iii) Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property as described in the Prospectus requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the capital stock of each Subsidiary owned by the Company, directly or through subsidiaries, has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (iv) The Underwriting Agreement, the Pricing Agreement, the Remarketing Agreement and the Declaration have been duly authorized, executed and delivered by the Company.

     (v) The Declaration, the Indenture and the Capital Securities Guarantee Agreement have been duly qualified under the 1939 Act.

     (vi) The Securities to be purchased by the Underwriters from the Company and the Trust have been authorized for issuance and sale to the Underwriters and, when issued and delivered by the Company and the Trust pursuant to the Underwriting Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; the issuance of such Securities will not be subject the preemptive or other similar rights arising by law or otherwise.

     (vii) The Shares subject to the Purchase Contract Agreement have been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Shares will not be subject to preemptive or other similar rights arising by law or otherwise.

     (viii) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

     (ix) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the Purchase Contract Agent, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

     (x) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Capital Securities Guarantee Agreement, assuming due authorization, execution and delivery by the Guarantee Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

     (xi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

     (xii) The Debentures have been duly authorized by the Company for issuance and sale to the Trust as contemplated by the Prospectus. The Debentures, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the stated consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity). The Debentures will be in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

     (xiii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (xiv) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information, if applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective and issue dates (other than the financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility on Form T-1, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; and the Declaration, the Indenture and the Capital Securities Guarantee Agreement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

     (xv) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

     (xvi) To our knowledge and other than as set forth in the Prospectus, there is not pending any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, (including the U.S. Federal Communications Commission ("FCC")) which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Operative Agreements or the performance by the Company of its obligations thereunder; and, to the best of our knowledge, no such action, suit, proceeding, inquiry or investigation is threatened in writing by governmental authorities or others.

     (xvii) When issued in accordance with the terms of the Purchase Contract Agreement and delivered against payment therefor as provided in the Underwriting Agreement, the holders of the Income PRIDES and the Growth PRIDES will be entitled to the right and subject to the obligations specified in the Purchase Contract Agreement.

     (xviii) The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company a valid security interest under the UCC in all "securities entitlements" (as defined in Section 8-102(a)(17) of the UCC and the Federal Book-Entry Regulations) now or hereafter credited to the Collateral Account and relating to the Capital Securities or the Treasury Securities (the "Pledged Securities Entitlements"); and the provisions of the Pledge Agreement are effective under the UCC and the Federal Book-Entry Regulations to perfect the security interest of the Collateral Agent for the benefit of the Company in the Pledged Securities Entitlements.

     (xix) The Security Certificates are in the form contemplated by the Purchase Contract Agreement.

     (xx) The information (A) included in the Prospectus under the captions "Description of FELINE PRIDES," "Description of the Purchase Contracts," "Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Description of the Capital Securities," "Description of the Guarantee," "Description of the Debentures," "Effect of Obligations Under the Debentures and the Guarantee," "Description of Capital Stock," "Description of Debt Securities," "Description of Capital Securities," "Description of Capital Securities Guarantees" and "Relationship Among the Capital Securities, the Corresponding Senior Debt Securities and the Capital Securities Guarantees," (B) included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 under the captions "Business - Competition," "Business - Legislation and Regulation," "Legal Proceedings" and "Certain Relationships and Related Transactions," and (C) in the Registration Statement under Items 14 and 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws, other documents or legal proceedings, or legal conclusions, has been reviewed by us and fairly present the information called for with respect to such matters of law and fairly summarize the matters referred to therein.

     (xxi) To the best of our knowledge, there are no statutes or regulations, and no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, that are required to be described in the Prospectus that are not described as required.

     (xxii) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     (xxiii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (including the FCC) (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under state or foreign securities or blue sky laws, as to which we express no opinion) is necessary or required (a) for the entry by the Company into the Purchase Contracts underlying the Income PRIDES or the Growth PRIDES or in connection with the issuance and sale of the Common Securities, (b) for the due authorization, execution, and delivery by the Trust or the Company of the Operative Agreements, or for the performance by the Trust or the Company of its obligations under any of the Operative Agreements to which it is a party or (c) in connection with the issuance and sale of the Common Securities, the offering of the Securities and the issuance and sale of the Shares by the Company pursuant to the Purchase Contracts.

     (xxiv) The entry by the Company into the Purchase Contracts underlying the Income PRIDES and the Growth PRIDES, the offer of the Securities as contemplated in the Underwriting Agreement and the Prospectus, the issuance of the Shares and the sale of the Shares by the Company pursuant to the Purchase Contracts; the execution, delivery and performance by the Trust and the Company of each of the Operative Agreements to which it is a party and any other agreement or instrument entered into or issued or to be entered into or issued by the Trust or the Company, as applicable, in connection with the transactions contemplated thereby or in the Registration Statement and the Prospectus and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the securities and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Offerors with their obligations thereunder do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xxiii) of the Underwriting Agreement) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust, the Company or any subsidiary of the Company pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Trust, the Company or any subsidiary of the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust, the Company or any subsidiary of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the Declaration or certificate of trust of the Trust or the charter or by-laws or other constitutive documents of the Company or any subsidiary of the Company, or, to our knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any subsidiary of the Company or any of their respective properties, assets or operations.

     (xxv) The Company has been granted and presently holds the FCC authorizations necessary for the Company to conduct its business as presently conducted or proposed to be conducted, except such as would not have, singly or in the aggregate with all such other authorizations that have not been granted or are not presently held, a Material Adverse Effect; such FCC authorizations are in full force and effect, except when the invalidity of such authorizations or the failure of such authorizations to be in full force and effect would not have a

Material Adverse Effect; and, to our knowledge, no proceedings to revoke or modify any of such FCC authorizations are pending or threatened.

     (xxvi) To our knowledge after due inquiry, the Company is not, nor with the giving of notice or lapse of time or both would be, in violation of any judgment, injunction, order or decree of the FCC other than those that would not have, singly or in the aggregate with all such other violations, a Material Adverse Effect.

     (xxvii)  The  execution,  delivery  and  performance  by the Company of the
Underwriting Agreement and the Pricing Agreement does not violate the Communications Act of 1934, as amended, or any rules or the regulations thereunder binding on the Company or its subsidiaries or any order, writ, judgment, injunction, decree or award of the FCC binding on the Company or its subsidiaries of which we have knowledge after due inquiry.

     (xxviii) The FELINE PRIDES issuable at Closing Time and the Shares issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchage, upon official notice of issuance.

     (xxix) The issuance and sale of the Income PRIDES and the Growth PRIDES do not violate the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission thereunder.

     (xxx) Neither the Trust nor the Company is, and upon the issuance and sale of the securities as contemplated in the Underwriting Agreement and the application of the act proceeds therefrom as described in the Prospectus will not be, an "investment company" as such term is defined in the 1940 Act.

         We have participated in conferences with officers and representatives of the Company, representatives of the independent accountants of the Company, and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus and have made no independent check or verification thereof except as described in paragraph (xx) above, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Statements of Eligibility on Form T-1, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Underwriters and states that such opinion of such local counsel is satisfactory in form and substance and the Underwriters and counsel for the Underwriters are entitled to rely thereon, and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.

                                                                       Exhibit C


                     FORM OF OPINION OF COUNSEL TO THE TRUST
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

     (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

     (ii) Under the Delaware Act and the Declaration, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus.

     (iii) Under the Delaware Act and the Declaration, the Trust has the trust power and authority (a) to execute and deliver, and to perform its obligations under, the Underwriting Agreement and the Pricing Agreement and (b) to issue and perform its obligations under the Trust Securities.

     (iv) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of the Underwriting Agreement and the Pricing Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

     (v) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

     (vi) The Capital Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Capital Security Holders will be entitled to the benefits of the Declaration and, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Capital Security Holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover taxes or governmental charges arising from transfers or exchanges of Capital Securities certificates and the issuance of replacement Capital Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration. Under the Delaware Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive or other similar rights.

     (vii) The Common Securities have been duly authorized by the Declaration and are duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust. Under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive or other similar rights.

     (viii) The issuance and sale by the Trust of the Capital Securities and the Common Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated therein and the compliance by the Trust with its obligations thereunder do not violate (a) any of the provisions of the Certificate or the Declaration or (b) any applicable Delaware law or Delaware administrative regulation.

     (ix) No filing or registration with, or authorization, approval, consent, license, order, qualification or decree of, any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Capital Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated in the Underwriting Agreement and the Pricing Agreement or the compliance by the Trust of its obligations thereunder.

     (x) The Capital Security Holders (other than those Capital Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.